SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):      July 13, 2004

Travelzoo Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

590 Madison Avenue, 21st Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:
(212) 521-4200

Item 7.     Financial Statements and Exhibits.

        (c)      Exhibits

        The following exhibit is furnished as part of this report on Form 8-K:

                   99.1      Press Release, dated July 13, 2004.

Item 12.      Results of Operations and Financial Condition.

        On July 13, 2004, the Registrant reported its results for its second quarter ended June 30, 2004. A copy of the Registrant’s press release containing this information is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

        The information furnished pursuant to Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)
Date: July 13, 2004	By:	Ralph Bartel
Ralph Bartel Chief Executive Officer